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                                                                    EXHIBIT 99.2

                 SETTLEMENT AGREEMENT AND MUTUAL GENERAL RELEASE

      This Settlement Agreement and Mutual General Release (hereinafter, the "Agreement") is made and entered into as of August , 2007 by and between La Jolla Cove Investors, Inc., a California corporation ("LJCI") and One Voice Technologies, Inc., a Nevada corporation ("One Voice"). LJCI and One Voice will sometimes be referred to individually as a "Party" and collectively as the "Parties" throughout this Agreement.

                                    RECITALS

      A. WHEREAS, LJCI brought an action against One Voice in the San Diego County Superior Court, Case No. GIC850038, entitled La Jolla Cove Investors, Inc. vs. One Voice Technologies (the "Action");

      B. WHEREAS, LJCI received a Judgment in its favor against One Voice in connection with the Action (the "Judgment");

      C. WHERAS, One Voice owes LJCI an amount equal to $379,582 under the Judgment, plus accrued interest and fees (with such interest continuing to accrue at a rate of 8% per annum on any unpaid amount in the event that One Voice fails to make payment in full of all amounts to be paid under Section 2 hereof), including all keeper fees, totaling $408,594.48 (the "Owed Amount"), with such sum currently due and payable to LJCI in full; and

      D. WHEREAS, the Parties now wish to reach a final resolution of the disputes between them.

            NOW, THEREFORE, in consideration of the mutual promises made herein, the Parties agree as follows:

                                    AGREEMENT

            1. Recitals: The Recitals set forth above are an integral part of this Agreement, and shall be used in any interpretation of this Agreement.

            2. Payment: In lieu of making a present payment to LJCI on the date hereof of the Owed Amount, as set forth in the Judgment, One Voice shall make the following payments to LJCI:

      (a) Within fifteen days of the execution of this Agreement, One Voice shall pay an amount equal to $195,000 in cash to LJCI via wire transfer; and

      (b) Concurrently with the execution of this Agreement, in partial satisfaction of the terms of this Agreement, One Voice shall transfer into the Escrow Account (as defined below), on behalf of LJCI, all right, title and interest to 30,000,000 shares of the Common Stock of One Voice, represented by 30 stock certificates, each in the name of LJCI, each representing 1,000,000 shares of the Common Stock of One Voice (the "Original Escrow Shares", together with the Additional Escrow Shares, if any, the "Escrow Shares"), and such


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Original Escrow Shares shall be placed into an escrow account (the "Escrow
Account"), pursuant to terms of the Escrow Agreement attached hereto as Exhibit
A. One Voice shall transfer and deposit into the Escrow Account on behalf of LJCI such additional shares of the Common Stock of One Voice as to account for any stock split, dividends or the like that are declared by One Voice and occur during the term that any of the Original Escrow Shares remain in the Escrow Account, and such additional shares, if any, shall be deemed Original Escrow Shares for the purposes of this Agreement. LJC1 shall agree to the transfer out of the Escrow Account to One Voice such shares of the Original Escrow Shares as may be necessary to account for any reverse stock split, combination or the like that are declared by One Voice and occur during the term that any of the Original Escrow Shares remain in the Escrow Account Upon the date that is one year from the date of this Agreement, one stock certificate representing 1,000,000 shares of the Common Stock of One Voice (as adjusted for any stock split, combination, dividend, or the like) shall be released by the Escrow Agent out of the Escrow Shares to LJCI, provided however, that at no time shall the Escrow Agent release that number of Escrow Shares that would otherwise result in LJCI beneficially owning more than 4.99% of the then Outstanding shares of Common Stock of One Voice, as further described in Section 3 of this Agreement. Upon receipt of such shares of the Common Stock of One Voice, LJCI may sell such released Escrow Shares via transactions on the American Stock Exchange, the Nasdaq Capital Market, the Nasdaq National Market, the New York Stock Exchange, the OTC Bulletin Board service of the National Association of Securities Dealers, Inc. and/or the Pink Sheets published by the Pink Sheets, LLC (or a similar organization or agency succeeding to its functions of reporting prices) (collectively, the "Trading Market") daily in an amount equal to not more than 14% of the corresponding daily volume of shares of Common Stock of One Voice that are sold on the Trading Market, provided that such amounts of the Common Stock of One Voice that LJCI may sell under the provisions of this Agreement may be cumulated. Upon the sale by LJCI of such released escrow shares, LJCI shall provide the Escrow Agent with a report detailing the daily volume that such sales by LJCI represented in the Common Stock of One Voice, along with the total proceeds (less any reasonable brokerage fees and commissions) realized by LJCI from such sales. Upon the Escrow Agent's reasonable satisfaction that such sales by LJCI cumulatively accounted for less than 14% of the daily volume of the sales of the Common Stock of One Voice on the Trading Market, the Escrow Agent shall deliver out of the Escrow Shares held in the Escrow Account, an additional stock certificate representing 1,000,000 shares of the Common Stock of One Voice. Upon the Escrow Agent's reasonable satisfaction that the sales by LJCI complied with the above described volume limitations, the Escrow Agent shall continue the above described release of the Escrow Shares until the net proceeds (less any reasonable brokerage fees and commissions) realized by LJCI through the sale of the Escrow Shares equals the Minimum Escrow Proceeds (as defined below). In the event that the market value of the Escrow Shares (calculated based upon the average of the five most recent consecutive closing prices of Common Stock of One Voice on the Trading Market) (the "Market Value of the Escrow Shares") equals an amount less than two times the remaining amount of Minimum Escrow Proceeds that has not yet been realized by LJCI through the sale of the Escrow Shares (the "Threshold Amount"), One Voice shall transfer to LJCI such additional shares (the "Additional Escrow Shares") of the Common Stock of One Voice and the Additional Escrow Shares shall be placed into the Escrow Account for release to LJCI in accordance with the terms of the Escrow Agreement, such that the Market Value of the Escrow Shares then held in the Escrow Account is at least equal to the Threshold Amount, provided that at all times One Voice shall cause the transfer into the Escrow Account on behalf of


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LJCI such Additional Escrow Shares such that the number of Escrow Shares in the
Escrow Account is equal to at least 15,000,000 shares of the Common Stock of One Voice, as adjusted for any stock split, dividends, combinations or the like that are declared by One Voice. LJCI shall not be required to pay any additional consideration in connection with the transfer to LJCI of the Additional Escrow Shares, if any. Upon notice from LJCI to One Voice and Alpha Capital Anstalt ("ACA") that the net proceeds realized by LJCI from the sale of the Escrow Shares equals the Minimum Escrow Proceeds (with the date of such notice referred to herein as the "Satisfaction Date"), ACA shall have the right to purchase from LJCI the number of Escrow Shares that remain in the Escrow Account, if any, at a purchase price equal to the number of Escrow Shares that remain in the Escrow Account multiplied by an amount equal to 20% of the then current market value of the Common Stock of One Voice (based on the applicable price per share of the Common Stock of One Voice, as quoted on the Trading Market). ACA shall have the right to assign to a third party such right to purchase the remaining Escrow Shares. Upon ACA's, or its assignee's, purchase of the remaining Escrow Shares, such remaining Escrow Shares shall be immediately released from the Escrow Account to ACA or its assignee, as applicable. Notwithstanding the foregoing, ACA's, or its assignee's, delivery of the purchase price to LJCI in connection with the purchase of the remaining Escrow Shares, if any, must occur within fifteen days of notice to ACA of the occurrence of the Satisfaction Date, or neither ACA nor any other party, other than One Voice, shall have the further right to acquire such remaining Escrow Shares from LJCI. If ACA, or its assignee, does not so purchase the remaining Escrow Shares as provided for in the immediately preceding sentence, One Voice shall redeem such remaining Escrow Shares immediately for an aggregate redemption price of $100 to be paid to LJCI and the Escrow Shares shall be released and transferred from the Escrow Account to One Voice. "Minimum Escrow Proceeds" shall mean the amount equal to the Owed Amount minus the $195,000 paid to LJCI pursuant to Section 2(a).

      Commencing with the first month in which LJCI sells any of the Escrow Shares in the Trading Market and terminating upon the date in which LJCI no longer owns any of the Escrow Shares, LJCI shall provide a monthly written report to each of One Voice and ACA reconciling the sale of such Escrow Shares on a monthly basis, with such report detailing the percentage of the daily volume that LJCI's sale, if any, of the Escrow Shares represented with respect to the daily trading volumes of One Voice's Common Stock on the Trading Market.

      (c) Notwithstanding the foregoing, at any time that any amount of the payment of the Minimum Escrow Proceeds to LJCI remains outstanding, either One Voice or ACA, or ACA's assignee, may pay in cash to LJCI an amount equal to the Minimum Escrow Proceeds minus any net sums previously realized by LJCI from the sale of the Escrow Shares, and within fifteen business days after such payment (the "Purchase Period"), ACA, or ACA's assignee, as applicable, shall have the right to purchase from LJCI the number of Escrow Shares that remain in the Escrow Account, if any, at a purchase price equal to the number of Escrow Shares that remain in the Escrow Account multiplied by an amount equal to 20% of the then current market value of the Common Stock of One Voice (based on the applicable price per share of the Common Stock of One Voice, as quoted on the Trading Market as of the date of that One Voice, ACA, or ACA's assignee, as applicable, made the cash payment to LJCI equal to the Minimum Escrow Proceeds minus any net sums previously realized by LJCI from the sale of the Escrow Shares) and upon ACA's, or its assignee's, purchase of the remaining Escrow


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Shares, such remaining Escrow Shares shall be immediately released from the
Escrow Account to ACA, or ACA's assignee, as applicable, provided, however, that if neither ACA nor ACA's assignee so purchase such Escrow Shares that remain in the Escrow Account during the Purchase Period, One Voice shall have the right within five business days of the expiration of the Purchase Period to redeem such Escrow Shares remaining in the Escrow Account immediately for an aggregate redemption price of $100 to be paid to LJCI and the Escrow Shares shall be released and transferred from the Escrow Account to One Voice.

      One Voice hereby represents, warrants and acknowledges that (i) the placement of the Escrow Shares into the Escrow Account shall commence LJCI's holding period for such shares under Rule 144 of the Securities Act of 1933, as amended ("Rule 144"), (ii) the holding period under Rule 144 for the Additional Escrow Shares, if any, shall commence on the date that the Original Escrow Shares are placed into the Escrow Account under the terms of this Agreement, and
(iii) to the extent that ACA acquires any of the Escrow Shares from LJCI pursuant to the provisions of Section 2(b) and/or Section 2(c) of this Agreement, ACA may tack the holding period of the Escrow Shares so commenced upon their placement into the Escrow Account. This representation shall not be deemed to be a representation, warranty, indemnity, or covenant by LJCI regarding the holding period of the Escrow Shares in connection with Rule 144, and LJCI shall not be deemed to have any duty to any third party with respect to the applicability of any provision of Rule 144 to the Escrow Shares.

      3. Certain Transfer Limits. So long as any Escrow Shares remain in the Escrow Account, if and to the extent that, on any date, the holding by LJCI of the rights to receive the Escrow Shares pursuant to this Agreement or the Escrow Agreement would result in LJCI's being deemed the beneficial owner of more than 4.99% of the then Outstanding shares of Common Stock of One Voice, then LJCI shall not have the right, and neither the Escrow Agent nor One Voice shall have the obligation, to release any portion of the Escrow Shares from the Escrow Account as shall cause LJCI to be deemed the beneficial owner of more than 4.99% of the then Outstanding shares of Common Stock of One Voice. If any court of competent jurisdiction shall determine that the foregoing limitation is ineffective to prevent LJCI from being deemed the beneficial owner of more than 4.99% of the then Outstanding shares of Common Stock of One Voice, then One Voice shall repurchase such portion of the Escrow Shares at the then fair market value, as determined by the trading price of such shares of the Common Stock of One Voice on the Trading Market, as shall cause LJCI not to be deemed the beneficial owner of more than 4.99% of the then Outstanding shares of Common Stock of One Voice. Upon such determination by a court of competent jurisdiction, LJCI shall have no interest in or rights under such portion of the Escrow Shares. "Outstanding" when used with reference to Common Stock of One Voice or and any other shares of any other class or series of capital stock, whether now or hereafter authorized and however designated, which have the right to participate in the distribution of earnings and assets (upon dissolution, liquidation or winding-up) of One Voice (collectively, "Shares") means, on any date of determination, all issued and outstanding Shares, and includes all such Shares issuable in respect of outstanding scrip or any certificates representing fractional interests in such Shares; provided, however, that any such Shares directly or indirectly owned or held by or for the account of One Voice or any subsidiary of One Voice shall not be deemed "Outstanding" for purposes hereof. The transfer limitations set forth in this Section 3 shall apply to all transferees of the rights of LJCI hereunder, including to ACA or any other


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purchaser or transferee of the Escrow Shares, provided that such purchaser or transferee accepts such transfer restrictions prior to taking title to the Escrow Shares.

      4. Satisfaction of Judgment: LJCI shall deposit into the Escrow Account a Satisfaction of Judgment with respect to the Judgment, to be filed upon the terms and conditions set forth herein, including without limitation, LJCI's receipt of the payments and sums described herein. Upon receipt of the payment amount set forth in section 2, including without limitation LICI's realization of a cash amount equal to the Minimum Escrow Proceeds upon the sale by LJCI of the Escrow Shares or otherwise, LJCI agrees that the Judgment against One Voice, described in Recital A, shall be deemed satisfied and upon LJCI's realization of all of such proceeds, the Escrow Agent shall cause the filing of a Satisfaction of Judgment with the appropriate court in connection with the satisfaction of the Judgment. Prior to LJCI's realization of all of the payment amounts set forth in section 2(a) and section 2(b), including without limitation LJCI's realization of a cash amount equal to the Minimum Escrow Proceeds upon the sale by LJCI of the Escrow Shares, the Judgment shall remain outstanding and in effect, pending satisfaction thereof; provided however, that for so long as One Voice does not commit an Event of Default (as defined below), which Event of Default shall remain outstanding after ten business days written notice thereof to One Voice, LJCI shall not seek to enforce the Judgement against One Voice. For the purposes of this Agreement, an "Event of Default" shall mean the failure of One Voice to perform any duty or obligation of One Voice set forth in this Agreement, including without limitation the failure of One Voice to deliver the cash payment to LCJI on the terms and as set forth in Section 2(a) hereof, the failure of One Voice to deliver any of the Escrow Shares into the Escrow Account, on the terms and within the time periods set forth in Section 2(b) hereof, or the taking by One Voice of any action to prevent LJCI from receiving any of the Escrow Shares from the Escrow Account under the terms of Section 2 hereof. Notwithstanding the foregoing, in the event that One Voice and/or the Escrow Agent fails to deliver any of the Escrow Shares upon the scheduled releases of such Escrow Shares from the Escrow Account, as set forth in the Escrow Agreement and Section 2 of this Agreement, for any reason, and such default continues for ten business days after written notice thereof to One Voice, the Escrow Agent and ACA, One Voice shall immediately pay to LJCI the Owed Amount, including all accrued and unpaid interest thereon, less any payments previously made to and realized by LJCI under this Agreement, and LJCI shall concurrently have the right at the expiration of such ten business days after providing said written notice to immediately seek payment on and otherwise enforce the Judgment until such time as One Voice has paid to LJCI the Owed Amount, including all accrued and unpaid interest thereon, less any payments previously made to and realized by LJCI under this Agreement.

      5. Mutual Releases: Effective upon LICI's receipt of the Owed Amount, including LJCI's realization of a cash amount equal to the Minimum Escrow Proceeds upon the sale by LJCI of the Escrow Shares, and except as to obligations created herein, LJCI, for itself and its past and present shareholders, officers, employees, predecessors-in-interest, successors in-interest, assigns, administrators, parent company, sister-company, and representatives, hereby fully releases, remises, acquits and forever discharges One Voice and its affiliates, predecessors and successors, together with all of their respective past and present officers, directors, shareholders, representatives, employees, fiduciaries, representatives, attorneys, and assigns from any and all claims, demands, actions, losses, damages, judgments, debts,


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covenants, executions, liabilities, obligations and expenses of any kind or nature arising out of any acts, omissions, liabilities, transactions, transfers, happenings, violations, promises, facts or circumstances arising out of, related to or described in the Action or underlying related transactions, whether or not now known or suspected or claimed, whether in law, admiralty, administrative, equity or otherwise, and whether accrued or hereafter maturing.

      Effective upon execution of this Agreement and except as to obligations created herein, One Voice, for itself and its past and present shareholders, officers, employees, predecessors-in-interest, successors in-interest, assigns, administrators, parent company, sister-company, and representatives, hereby fully releases, remises, acquits and forever discharges LJCI and its affiliates, predecessors and successors, together with all of their respective past and present officers, directors, shareholders, representatives, employees, consultants, fiduciaries, representatives, attorneys, and assigns from any and all claims, demands, actions, losses, damages, judgments, debts, covenants, executions, liabilities, obligations and expenses of any kind or nature arising out of any acts, omissions, liabilities, transactions, transfers, happenings, violations, promises, facts or circumstances arising out of, related to or described in the Action or underlying related transactions or the Judgment, including without limitation any collections or collection efforts made or attempted in connection with the Action and/or the Judgment, or otherwise committed or omitted prior to the date of this Agreement, whether or not now known or suspected or claimed, whether in law, admiralty, arbitration, administrative, equity or otherwise, and whether accrued or hereafter maturing.

      6. Section 1542 Waiver: Each party to this Agreement acknowledges and affirms that it is familiar with Section 1542 of the California Civil Code, which provides that:

            A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

         Each party knowingly and voluntarily waives the provisions of Section 1542 of the California Civil Code, as against each party released hereby, and acknowledges and agrees that this waiver is an essential and material term of this settlement which led to this Agreement, and that without such waiver, the settlement reflected in this Agreement would not have been entered into. Each party further acknowledges the significance and consequence of the release and the specific waiver of Section 1542 of the California Civil Code.

      7. No Admission of Liability: The Parties understand and acknowledge that this Agreement constitutes a compromise and settlement of disputed claims and is made to buy peace and for no other reason. No action taken by the Parties hereto either previously or in connection with this Agreement shall be deemed or construed to be an admission of the truth or falsity of any claims heretofore made, or an acknowledgement or admission by any Party of any fault or liability whatsoever to the other Parties or third parties.


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      8.    Authority: The Parties represent and warrant that the undersigned individuals have the authority to act on behalf of the signing Party and have the authority to bind that Party, and all that may claim through it, to the terms and conditions of this Agreement. Each Party warrants and represents that there are no liens or claims of lien or assignment or equity or otherwise of or against any of the claims or causes of action released herein.

      9. Representation: The Parties represent and warrant that they have had an opportunity to consult with an attorney, and have carefully read and understand the scope and effect of the provisions of this Agreement. No Party has relied upon any representations or statements made by any other Party, which are not specifically set forth in this Agreement.

      10. No Prior Assignment Indemnity. The Parties represent and warrant that they have not hereto assigned or transferred, or purported to assign or transfer, to any person or entity any claim or other matter herein released. In the event that any Party shall have assigned and/or transferred, or purported to assign or transfer, any claim or other matter herein released, such Party shall indemnify, defend and hold harmless the other Party from and against any loss, cost, or claim or expense (including, but not limited to, all costs related to defense of any action including reasonable attorneys' fees) based upon, arising out of or occurring as a result of any such claim or assignment to transfer.

      11. No Right to Rescission: The Parties represent and warrant that they have conducted all necessary investigations and have consulted with counsel and are not relying on any representations, except those contained in this Agreement and the Parties assume the risk of any untruths regarding any matters upon which they have relied and forever waive any rights to rescind this Agreement and the sole remedy for the Parties is to enforce the terms of this Agreement.

      12. NOTICES. All notices, requests, demands or other communications required or permitted hereunder shall be in writing and shall be delivered personally, or sent by telecopier machine or by a nationally recognized overnight courier service, and shall be deemed given when so delivered personally, or by telecopier machine or overnight courier service as follows:

      LJCI:                                     One Voice:
      La Jolla Cove Investors, Inc.             One Voice Technologies, Inc.
      7817 Herschel Avenue, Suite 200           ____________________________
      La Jolla, CA 92037                        ____________________________
      Facsimile: 858-551-8779                   Facsimile:__________________

      ACA:                                      With a copy to:
      Alpha Capital Anstalt                     Edward Grushko
      _________________________                 Grushko & Mittman PC
      _________________________                 551 Fifth Avenue, Suite 1601
      Facsimile:_______________                 New York, NY 10176
                                                Facsimile: 212-697-3575


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      13.   Severability: In the event that any provision hereof becomes declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said illegal provision.

      14. Entire Agreement: This Agreement represents the entire agreement and understanding between the Parties, and represents the complete, final and exclusive embodiment of their agreement concerning the matters set forth in the Recitals. Further, subject to the Judgment remaining outstanding pending satisfaction of this Agreement, as set fort in Section 4 hereof, this Agreement shall supersede and replace any and all prior and contemporaneous agreements, representations and understandings regarding the subject of this Agreement. Notwithstanding the provisions of California Evidence Code Section 1152, this Agreement is admissible for purposes of enforcement.

      15. Governing Law: This Agreement shall be governed by the laws of the State of California. By signing this Agreement, the Parties hereby agree and submit to the jurisdiction of the courts in California and that venue of any suit or action shall be in the downtown branch of the courts of San Diego County, California.

      16. Counterparts: This Agreement may be executed in counterparts each counterpart shall have the same force and effect as an original and constitute an effective, binding agreement on the part of each of the undersigned. The Agreement may be transmitted by facsimile or otherwise.

      17. No Construction Against the Drafter: This Agreement shall be deemed jointly drafted and written by all parties to it and shall not be construed or interpreted against any particular party, regardless of which party or counsel originated or drafted any portion of it.

      18. Enforcement of Settlement: In the event of any litigation to enforce the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, as well as to such costs as may be awardable to the prevailing party by rule or statute in the court in which the action is brought.

      19. No Implied Waiver: No action or failure to act shall constitute a waiver of any right or duty afforded under this Agreement, nor shall any action or failure to act constitute an approval of, or acquiescence in, any breach, except as may be specifically agreed in writing. Waiver of any on provision herein shall not be deemed to be a waiver of any other provision herein.


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      20.   Third-Party Beneficiary: One Voice and LJCI agree that ACA is an intended third-party beneficiary of Sections 2, 3 and 4 this Agreement and may enforce the provisions of such Sections directly against the parties with obligations thereunder.

      IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first set forth above.

      La Jolla Cove Investors, Inc.             One Voice Technologies, Inc.

      By:___________________________            By: /s/ Dean Weber

      Title:________________________            Title: President/CEO

      ACKNOWLEDGED AND AGREED:

      Alpha Capital Anstalt


      By:___________________________

      Title:________________________


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